EXHIBIT 99.1

                                               CERTIFICATION
                                                   OF
                                  WAUSAU-MOSINEE PAPER CORPORATION
                            UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned Chief Executive Officer of Wausau-Mosinee Paper Corporation (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Date: May 14, 2003

                                           THOMAS J. HOWATT
                                           Thomas J. Howatt
                                           President and CEO

      A signed original of this written statement required by Section 906 has been provided to Wausau-Mosinee Paper Corporation and will be retained by Wausau-Mosinee Paper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

      The undersigned Chief Financial Officer of Wausau-Mosinee Paper Corporation (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Dated:May 14, 2003


                                           SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President, Finance
                                           (Chief Financial Officer)

      A signed original of this written statement required by Section 906 has been provided to Wausau-Mosinee Paper Corporation and will be retained by Wausau-Mosinee Paper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.